John Hancock Funds II

Supplement dated March 20, 2017 to the current prospectus, as may be supplemented

International Small Company Fund (the “fund”)

Effective immediately, Henry Gray will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Gray as a portfolio manager of the fund will be removed from the prospectus.

Also effective immediately, Mary T. Phillips, CFA, will be added as a portfolio manager of the fund. Joseph Chi, Jed Fogdall, Arun Keswani, Mary Phillips and Bhanu Singh are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Joseph H. Chi, CFA	Jed S. Fogdall	Arun Keswani, CFA
Senior Portfolio Manager and Vice President	Senior Portfolio Manager and Vice President	Senior Portfolio Manager and Vice President
Managed the fund since 2010	Managed the fund since 2010	Managed the fund since 2015

Mary T. Phillips, CFA	Bhanu P. Singh
Senior Portfolio Manager and Vice President	Senior Portfolio Manager and Vice President
Managed the fund since 2017	Managed the fund since 2015

The following information relating to Ms. Phillips is added to the portfolio manager information in “Fund details” under the heading “Who’s who – Subadvisor”:

Mary T. Phillips, CFA

•         Portfolio Manager

•         Managed the fund since 2017

•         Joined subadvisor in 2012

•         Portfolio Manager, Russell Investments (2003 – 2010)

•         Began business career in 2003

You should read this Supplement in conjunction with the prospectus and retain it for future reference.